UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2005

                           Network Installation Corporation
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

                Nevada                   000-25499                88-0390360
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



              15235 Alton Parkway, Ste 200, Irvine, CA               92618
            -------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (949)  753-7551
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 23, 2005, our Board of Directors accepted the resignation of Michael Novielli as Chairman and Director, Douglas Leighton as Director, and Theodore Smith as Director.

On September 23, 2005, our Board of Directors appointed Jeffrey R. Hultman, our current Chief Executive Officer and a Director, as the new Chairman of the Board. On the same date, our Board of Directors appointed Michael V. Rosenthal, our current Chief Financial Officer, and Michael Kelley to the Board of Directors.

JEFFREY R. HULTMAN joined our Advisory Board in December 2004. In March 2005, Mr. Hultman was appointed Chief Executive Officer and director. From 1987 to 1991, Mr. Hultman served as Chief Executive Officer of Pac Tel Cellular where he managed Pac Tel cellular properties in the United States and oversaw operations and business development . In 1991 Mr. Hultman became CEO of Dial Page, Inc. a wireless provider throughout the Southeast, offering paging and digital mobile telephone services. Ultimately, Mr. Hultman converted a series of limited partnerships into a corporation and took Dial Page public leading four public offerings. In August 1995, he negotiated the sale of the paging business to MobileMedia Communication, Inc. and a merger of subsidiary Dial Call with Nextel Communications, Inc. in February 1996. Mr. Hultman attained his Bachelor of Science Degree in Agricultural Economics in 1961 and Master of Science Degree, in Business Management in 1962, at the University of California, Davis. He currently serves a director on the board of several organizations including Comarco Inc., an Irvine, CA-based wireless performance engineering and publicly traded company.

MICHAEL V. ROSENTHAL has served as our Chief Financial Officer since March of 2005. From 2003 to 2004 Mr. Rosenthal served as Chief Financial Officer for EdgeFocus, Inc., a start-up broadband company, which offers high-speed Wi-Fi internet access to apartment residents. Mr. Rosenthal was General Manager of the Texas Region for Cellular One from 2000 to 2002 and was Executive Director, overseeing the prcing and roaming functions for Cellular One from 1998 to 2000 From 1989-1998 Mr. Rosenthal served in several positions including Executive Director with the PrimeCo PCS JV and AirTouch Cellular (both now Verizon Wireless), where he performed a number of duties including running the corporate development department, heading CDMA product development, managing the finance function at the market and region level, project managing network build-outs in engineering, and negotiating roaming deals. Mr. Rosenthal received a M.B.A. in Finance from The W.P. Carey School at Arizona State University and a M.A. in Telecommunications from George Washington University. In addition, he received a B.S. in Economics at Arizona State University. He also successfully completed the Stanford University Executive Program in Advanced Management.

MICHAEL KELLEY joined us in September 2005 as a Director. Mr. Kelley is the President and Founder of Kelley Communication Company. The company was started in 1988 to introduce technologies such as videoconferencing and Internet Protocol communications into hotel & residential markets throughout the country. Since then, Mr. Kelley has designed and built some of the largest hotels & Casinos' video and sound systems, security and surveillance systems, showrooms, race and sports book, and corporate boardrooms now operating in the United States and in the Caribbean. Kelley has also designed & built national award winning nightclubs and created one of the nation's largest National Virtual Private Networks for large screen videoconferencing.

Item  9.01  Financial  Statements  and  Exhibits

Exhibit Number                   Description

17.1     Resignation of Michael Novielli, dated September 23, 2005.
17.2     Resignation  of  Douglas Leighton, dated September  23,  2005.
17.3     Resignation of Theodore Smith, dated September 23, 2005.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Network Installation Corporation
                                  Registrant


Date:  September  29,  2005       By:    /s/  Jeffrey  R.  Hultman
                                         --------------------------------
                                         Jeffrey  R.  Hultman
                                         President  &  Chief  Executive  Officer